Exhibit 99.1
                                                                    ------------

Name and Address of Reporting Person:             Eos Partners, L.P.
                                                  320 Park Avenue
                                                  New York, NY  10022

Issuer Name and Ticker or Trading Symbol:         Providence Service Corp (PRSC)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  8/22/2003

1. Eos Partners SBIC, L.P. was issued the Series A Convertible Preferred Stock on November 26, 1997 and elected to convert the Series A Convertible Preferred Stock into Common Stock just prior to consummation of the issuer's initial public offering. Eos Partners, L.P. is the sole stockholder of Eos SBIC, Inc., which is the general partner of Eos SBIC General, L.P., which in turn is the general partner of Eos Partners SBIC, L.P. Eos Partners, L.P. is also the sole stockholder of Eos SBIC, II, Inc., which is the general partner of Eos SBIC General II, L.P., which in turn is the general partner of Eos Partners SBIC II, L.P. Steven M. Friedman and Brian D. Young are the general partners of Eos Partners, L.P. Accordingly, Eos Partners, L.P., Eos SBIC, Inc., Eos SBIC II, Inc., Eos Partners SBIC II, L.P. Eos SBIC General, L.P., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young may be deemed to indirectly beneficially own the reported securities, which are directly owned by Eos Partners SBIC, L.P.

2. Eos Partners SBIC, L.P. was issued the Series B Convertible Preferred Stock on October 14, 1998 and elected to convert the Series B Convertible Preferred Stock into Common Stock just prior to consummation of the issuer's initial public offering. Eos Partners, L.P. is the sole stockholder of Eos SBIC, Inc., which is the general partner of Eos SBIC General, L.P., which in turn is the general partner of Eos Partners SBIC, L.P. Eos Partners, L.P. is also the sole stockholder of Eos SBIC, II, Inc., which is the general partner of Eos SBIC General II, L.P., which in turn is the general partner of Eos Partners SBIC II, L.P. Steven M. Friedman and Brian D. Young are the general partners of Eos Partners, L.P. Accordingly, Eos Partners, L.P., Eos SBIC, Inc., Eos SBIC II, Inc., Eos Partners SBIC II, L.P. Eos SBIC General, L.P., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young may be deemed to indirectly beneficially own the reported securities, which are directly owned by Eos Partners SBIC, L.P.

3. Eos Partners SBIC II, L.P. was issued the Series D Convertible Preferred Stock on December 6, 1999 and March 24, 2000 and elected to convert the Series D Convertible Preferred Stock into Common Stock just prior to the consummation of the issuer's initial public offering. Eos Partners, L.P. is the sole stockholder of Eos SBIC II, Inc., which is the general partner of Eos SBIC General II, L.P., which in turn is the general partner of Eos Partners SBIC II, L.P. Eos Partners, L.P. is also the sole stockholder of Eos SBIC, Inc., which is the general partner of Eos SBIC General, L.P., which in turn is the general partner of Eos Partners SBIC, L.P. Steven M. Friedman and Brian D. Young are the general partners of Eos Partners, L.P. Accordingly, Eos Partners, L.P., Eos SBIC, Inc., Eos SBIC II, Inc., Eos Partners SBIC, L.P., Eos SBIC General, L.P., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young may be deemed to indirectly beneficially own the reported securities, which are directly owned by Eos Partners SBIC II, L.P.

4. Each of the Series A, B and D Convertible Preferred Stock were convertible when issued. There was no expiration date of conversion.

5. Eos Partners L.P., Eos SBIC, Inc., Eos SBIC General, L.P., Mr. Friedman and Mr. Young disclaim beneficial ownership of all such securities that exceed their respective pecuniary interest. Eos SBIC II, Inc., Eos Partners SBIC II, L.P. and Eos SBIC General II, L.P. disclaim beneficial ownership of all securities owned by Eos Partners SBIC, L.P.

6. Eos Partners L.P., Eos SBIC II, Inc., Eos SBIC General II, L.P., Mr. Friedman and Mr. Young disclaim beneficial ownership of all such securities that exceed their respective pecuniary interest. Eos SBIC, Inc., Eos Partners SBIC, L.P. and Eos SBIC General, L.P. disclaim beneficial ownership of all securities owned by Eos Partners SBIC II, L.P. The filing of this statement shall not be construed as an admission (a) that the person filing this Statement is, for the purposes of Section 16 of the Securities Exchange Act of 1934 (as amended), the beneficial owner of any equity securities covered by this Statement, or (b) that this Statement is legally required to be filed by such person.

7. The zero ("0") in this column is a "dummy" amount, solely for the purpose of permitting the use of a descriptive footnote stating that the price is not applicable.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                             Eos SBIC, Inc.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos SBIC, Inc.

By: /s/ Steven M. Friedman
   -------------------------
Date: August 22, 2003


Name of Joint Filer:                             Eos SBIC II, Inc.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos SBIC II, Inc.

By: /s/ Steven M. Friedman
   --------------------------
Date: August 22, 2003

Name of Joint Filer:                             Eos SBIC General, L.P.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos SBIC General, L.P.

By: /s/ Steven M. Friedman
   ----------------------------
Date: August 22, 2003

Name of Joint Filer:                             Eos SBIC General II, L.P.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos SBIC General II, L.P.

By: /s/ Steven M. Friedman
   --------------------------
Date: August 22, 2003

Name of Joint Filer:                             Eos Partners SBIC, L.P.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos Partners SBIC, L.P.

By: /s/ Steven M. Friedman
   --------------------------
Date: August 22, 2003

Name of Joint Filer:                             Eos Partners SBIC II, L.P.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Eos Partners SBIC II, L.P.

By: /s/ Steven M. Friedman
   --------------------------
Date: August 22, 2003

Name of Joint Filer:                             Steven M. Friedman.

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Steven M. Friedman

By: /s/ Steven M. Friedman
   ---------------------------
Date: August 22, 2003

Name of Joint Filer:                             Brian D. Young

Address of Joint Filer:                          320 Park Avenue
                                                 New York, NY  10022
Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 8/22/003

Issuer Name and Ticker or Trading Symbol:        Providence Service Corp (PRSC)

Designated Filer:                                Eos Partners L.P.

SIGNATURE:

Brian D. Young

By: /s/ Brian D. Young
   ---------------------------
Date: August 22, 2003